Exhibit 10.4
JOINDER TO COLLATERAL TRUST AGREEMENT
     Reference is made to the Collateral Trust Agreement, dated as of March 5, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among Eastman Kodak Company, a New Jersey corporation (the “Company”), the Guarantors listed on the signature pages thereto (the “Guarantors”) and certain former subsidiaries of the Company which were guarantors as of March 5, 2010, The Bank of New York Mellon, as Indenture Trustee, The Bank of New York Mellon, as Collateral Agent, and each other Person party thereto from time to time. Terms defined in the Collateral Trust Agreement and not otherwise defined herein are as defined in the Collateral Trust Agreement.
     WHEREAS, the Company has designated its $250,000,000.00 of 10.625% Senior Secured Notes due 2019 (the “2019 Notes”) to be issued pursuant to an indenture (the “2011 Indenture”), dated as of March 15, 2011, between the Company, the Guarantors and The Bank of New York Mellon, as trustee and as second lien collateral agent, as a New Second Lien Facility, as such term is defined in the Collateral Trust Agreement and, simultaneously herewith, has delivered the officer’s certificate as set forth in Section 2.3(b) of the Collateral Trust Agreement with respect thereto; and
     WHEREAS, the obligations of the Trustors under the 2011 Indenture and the 2019 Notes are intended to constitute New Second Lien Obligations under the Collateral Trust Agreement (the “New Second Lien Facility”).
     This Joinder to Collateral Trust Agreement, dated March 15, 2011 (this “Collateral Trust Joinder”), is being delivered pursuant to Section 2.3 of the Collateral Trust Agreement as a condition precedent to the incurrence of the indebtedness for which the undersigned is acting as agent being entitled to the benefits of being Second Lien Obligations under the Collateral Trust Agreement.
     1. Joinder. The undersigned, The Bank of New York Mellon, a New York corporation, (the “New Representative”) as trustee under the 2011 Indenture hereby agrees to become party as an New Second Lien Representative and a Second Lien Secured Party under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.
     2. Lien Sharing and Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of obligations in respect of the New Second Lien Facility (together with the New Second Lien Representative, the “New Secured Parties”), hereby agrees, for the enforceable benefit of all existing and future New Second Lien Representative, each existing and future Representative and each existing and future Second Lien Secured Party, and as a condition to being treated as Second Lien Obligations under the Collateral Trust Agreement that:
     (a) all Second Lien Obligations will be and are secured equally and ratably by all Liens granted to the Collateral Agent, for the benefit of the Second Lien Secured Parties, which are at any time granted by any Trustor to secure any Second Lien Obligations whether or not upon property otherwise constituting collateral for such New Second Lien Facility, and that all Liens granted pursuant to the Second Lien Collateral Documents will be enforceable by the Collateral Agent for the benefit of all holders of Second Lien Obligations equally and ratably as contemplated by the Collateral Trust Agreement;

     (b) the New Representative and each other New Secured Party is bound by the terms, conditions and provisions of the Collateral Trust Agreement, the Intercreditor Agreement and the Second Lien Collateral Documents, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens; and
     (c) the New Representative shall perform its obligations under the Collateral Trust Agreement, the Intercreditor Agreement and the Second Lien Collateral Documents.
     3. Appointment of Collateral Agent. The New Representative, on behalf of itself and the New Secured Parties, hereby (a) irrevocably appoints The Bank of New York Mellon as Collateral Agent for purposes of the Collateral Trust Agreement, the Intercreditor Agreement and the Second Lien Collateral Documents, (b) irrevocably authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent in the Collateral Trust Agreement, the Intercreditor Agreement and the Second Lien Collateral Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Collateral Agent to execute any Second Lien Collateral Documents on behalf of all Second Lien Secured Parties and to take such other actions to maintain and preserve the security interests granted pursuant to any Second Lien Collateral Documents, and (c) acknowledges that it has received and reviewed the Collateral Trust Agreement, the Intercreditor Agreement and the Second Lien Collateral Documents and agrees to be bound by the terms thereof. The New Representative, on behalf of the New Secured Parties, and the Collateral Agent, on behalf of the existing Second Lien Secured Parties, each hereby acknowledges and agrees that the Collateral Agent in its capacity as such shall be agent on behalf of the New Representative and on behalf of all other Second Lien Secured Parties.
     4. Consent. The New Representative, on behalf of itself and the New Secured Parties, consents to and directs the Collateral Agent to perform its obligations under the Collateral Trust Agreement, the Intercreditor Agreement and the Second Lien Collateral Documents.
     5. Authority as Agent. The New Representative represents, warrants and acknowledges that it has the authority to bind each of the New Secured Parties to the Collateral Trust Agreement and the Intercreditor Agreement and such New Secured Parties are hereby bound by the terms, conditions and provisions of the Collateral Trust Agreement and the Intercreditor Agreement, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens.
     6. New Second Lien Representative. The New Second Lien Representative in respect of the New Second Lien Facility is The Bank of New York Mellon. The address of the New Second Lien Representative in respect of the New Second Lien Facility for purposes of all notices and other communications hereunder and under the Collateral Trust Agreement and the Intercreditor Agreement is 101 Barclay Street, 8W, New York, New York 10286, Attention: Corporate Trust Administration (Eastman Kodak Company 2011 Indenture) (Facsimile No. 732-667-9185, electronic mail address:      ).
     7. Officer’s Certificate. Each of the Trustors hereby certifies that the Trustors have previously delivered the Officer’s Certificate contemplated by Section 2.3(b)(i) of the Collateral

Trust Agreement and all other information, evidence and documentation required by Section 2.3 of the Collateral Trust Agreement, in each case in accordance with the terms of the Collateral Trust Agreement.
     8. Reaffirmation of Security Interest. By acknowledging and agreeing to this Collateral Trust Joinder, each of the Trustors hereby (a) confirms and reaffirms the security interests pledged and granted pursuant to the Second Lien Collateral Documents and grants a security interest in all of its right, title and interest in the Collateral (as defined in the applicable Second Lien Collateral Documents), whether now owned or hereafter acquired to secure the Second Lien Obligations, and agrees that such pledges and grants of security interests shall continue to be in full force and effect, (b) confirms and reaffirms all of its obligations under its guarantees pursuant to the applicable Second Lien Note Documents and the New Second Lien Documents and agrees that such guarantees shall continue to be in full force and effect, and (c) authorizes the filing of any financing statements describing the Collateral (as defined in the applicable Second Lien Collateral Documents) in the same manner as described in the applicable Second Lien Collateral Documents or in any other manner as the Collateral Agent may determine is necessary, advisable or prudent to ensure the perfection of the security interests in the Collateral (as defined in the applicable Second Lien Collateral Documents) granted to the Collateral Agent hereunder or under the applicable Second Lien Collateral Documents.
     9. Counterparts. This Collateral Trust Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.
     10. Governing Law. THIS COLLATERAL TRUST JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     11. Miscellaneous. The provisions of Section 8 of the Collateral Trust Agreement shall apply with like effect to this Collateral Trust Joinder.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the New Representative has caused this Collateral Trust Joinder to be duly executed by its authorized representative, and each Trustor party hereto have caused the same to be accepted by their respective authorized representatives, as of the day and year first above written.

THE BANK OF NEW YORK MELLON
By:	/s/ Thomas J. Provenzano
	Name:	Thomas J. Provenzano
	Title:	Vice President

Acknowledged and agreed this 15th
day of March, 2011:

Eastman Kodak Company
By:	/s/ William G. Love
	Name:	William G. Love
	Title:	Treasurer

Creo Manufacturing America LLC Kodak Aviation Leasing LLC
By:	/s/ William G. Love
	Name:	William G. Love
	Title:	Manager

Eastman Gelatine Corporation
Eastman Kodak International Capital Company, Inc.
Far East Development Ltd.
FPC Inc.
Kodak (Near East), Inc.
Kodak Americas, Ltd.
Kodak Imaging Network, Inc.
Kodak Portuguesa Limited
Kodak Realty, Inc.
Laser-Pacific Media Corporation
Pakon, Inc.
Qualex, Inc.

By:	/s/ William G. Love
	Name:	William G. Love
	Title:	Treasurer

Kodak Philippines, Ltd. NPEC Inc.
By:	/s/ William G. Love
	Name:	William G. Love
	Title:	Assistant Treasurer

     The Collateral Agent acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Agent with respect to the New Second Lien Facility in accordance with the terms of the Collateral Trust Agreement, the Intercreditor Agreement and the Second Lien Collateral Documents.
Dated: March 15, 2011

THE BANK OF NEW YORK MELLON, as Collateral Agent
By:	/s/ Thomas J. Provenzano
	Name:	Thomas J. Provenzano
	Title:	Vice President